                                                                    EXHIBIT 99.2

                         (HEALTHCARE REALTY TRUST LOGO)

                                  NEWS RELEASE


--------------------------------------------------------------------------------

Contact:   Scott W. Holmes, Senior Vice President and Chief Financial Officer,
           (615) 269-8175

            HEALTHCARE REALTY TRUST ANNOUNCES THIRD QUARTER RESULTS

         NASHVILLE, Tennessee October 30, 2003 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the third quarter that ended September 30, 2003. Revenues for the third quarter totaled $48.6 million, compared with the prior year's $49.8 million. Net income for the period was $17.4 million, or $0.42 per diluted common share, versus $20.5 million, or $0.44 per diluted common share, for the third quarter of 2002.

         Funds from operations ("FFO"), calculated according to the definition of the National Association of Real Estate Investment Trusts and comprised primarily of net income and depreciation from real estate, totaled $28.2 million for the third quarter of 2003, compared with $28.7 million for the same period in 2002. FFO per diluted common share for the third quarter of 2003 totaled $0.68, compared with $0.69 for the third quarter of 2002. A reconciliation of FFO to net income follows.

         Revenues for the nine months ended September 30, 2003 totaled $144.8 million compared with the prior year's $147.8 million. Net income for the nine-month period was $53.7 million, or $1.29 per diluted common share, versus $62.6 million, or $1.38 per diluted common share, for the first nine months of 2002. Diluted funds from operations totaled $84.9 million for the first nine months ended September 30, 2003, compared with $85.1 million for the same period ended September 30, 2002. Funds from operations, per diluted common share, for the first nine months of 2003 was $2.04, compared with $2.05 for the same period in 2002.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of September 30, 2003, the Company's portfolio was comprised of ten major facility types, located in 30 states, and operated pursuant to contractual arrangements with 62 healthcare providers. The Company had investments of approximately $1.7 billion in 220 real estate properties or mortgages, totaling approximately 11.6 million square feet. The Company provided property management services to almost five million square feet nationwide.


        The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty
     Trust for the year ended December 31, 2002. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

                                     -MORE-

HR Reports Third Quarter Results
Page Two
September 30, 2003

                      HEALTHCARE REALTY TRUST INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                         THREE MONTHS ENDED             NINE MONTHS ENDED
                                           SEPTEMBER 30,                   SEPTEMBER 30,
                                    ----------------------------   ----------------------------
                                        2003            2002           2003            2002
                                    ------------    ------------   ------------    ------------

Revenues:
 Master lease rental income         $     22,082    $     25,276   $     68,509    $     74,855
 Property operating income                21,997          19,626         63,190          57,627
 Straight line rent                          811           1,017          2,081           2,248
 Mortgage interest income                  2,710           3,292          7,678          10,614
 Interest and other income                   994             607          3,336           2,437
                                    ------------    ------------   ------------    ------------
                                          48,594          49,818        144,794         147,781
Expenses:
 General and administrative                2,701           3,140          8,235           8,374
 Property operating expenses               8,758           7,486         25,062          22,348
 Interest                                  8,627           8,529         25,637          25,966
 Depreciation                             10,585          10,386         31,500          31,267
 Amortization                                 13              29             40             105
                                    ------------    ------------   ------------    ------------
                                          30,684          29,570         90,474          88,060
                                    ------------    ------------   ------------    ------------

Net income before net gain (loss)
on sale of real estate properties         17,910          20,248         54,320          59,721

Net gain (loss) on sale of real
estate properties                           (461)            242           (668)          2,872
                                    ------------    ------------   ------------    ------------

Net income                          $     17,449    $     20,490   $     53,652    $     62,593
                                    ============    ============   ============    ============

Net income per common share -       $       0.42    $       0.45   $       1.31    $       1.40
                                    ============    ============   ============    ============
     Basic
Net income per common share -       $       0.42    $       0.44   $       1.29    $       1.38
                                    ============    ============   ============    ============
     Diluted

Weighted average common
     shares outstanding - Basic       41,087,329      40,682,210     40,939,067      40,601,065
                                    ============    ============   ============    ============

Weighted average common
     shares outstanding - Diluted     41,732,935      41,487,797     41,636,126      41,450,671
                                    ============    ============   ============    ============


                                     -MORE-

HR Reports Third Quarter Results
Page Three
September 30, 2003

                      HEALTHCARE REALTY TRUST INCORPORATED
                   RECONCILIATION OF FUNDS FROM OPERATIONS (1)
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                              THREE MONTHS ENDED                NINE MONTHS ENDED
                                                 SEPTEMBER 30,                    SEPTEMBER 30,
                                           ---------------------------    ---------------------------
                                              2003            2002            2003           2002
                                           ------------   ------------    ------------   ------------

Net income (2)                             $     17,449   $     20,490    $     53,652   $     62,593
     Net (gain) loss on sale of real
          estate properties                         461           (242)            668         (2,872)
     Preferred stock dividend                         0         (1,664)              0         (4,992)
     Real estate depreciation                    10,308         10,094          30,628         30,411
                                           ------------   ------------    ------------   ------------
     Total adjustments                           10,769          8,188          31,296         22,547
                                           ------------   ------------    ------------   ------------

Funds from operations - Basic
     and Diluted                           $     28,218   $     28,678    $     84,948   $     85,140
                                           ============   ============    ============   ============

Funds from operations
     per common share - Basic              $       0.69   $       0.70    $       2.08   $       2.10
                                           ============   ============    ============   ============

Funds from operations
     per common share - Diluted            $       0.68   $       0.69    $       2.04   $       2.05
                                           ============   ============    ============   ============

Weighted average common
     shares outstanding - Basic              41,087,329     40,682,210      40,939,067     40,601,065
                                           ============   ============    ============   ============

Weighted average common
     shares outstanding - Diluted            41,732,935     41,487,797      41,636,126     41,450,671
                                           ============   ============    ============   ============


(1) Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). Beginning with the first quarter of 2003, the Company calculated and reported FFO and FFO per share in accordance with NAREIT's April 2002 White Paper. NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

         The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $688 and $778, respectively, for the three months ended September 30, 2003 and 2002, and $2.1 million and $2.3 million, respectively, for the nine months ended September 30, 2003 and 2002.

Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.

                                      -END-